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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 23, 2001



                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                      0-24710                  52-1700207
(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1221 Avenue of the Americas, 36th Fl., New York, NY                  10020
     (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (212) 584-5100

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Item 5. Other Events.

     On February 23, 2001, we entered into an underwriting agreement with Lehman Brothers Inc. with respect to the public offering of ten million shares of our common stock. We are filing as Exhibit 99.1 to this Current Report on Form 8-K our audited consolidated financial statements for the year ended December 31, 2000 which are incorporated herein by reference. A consent of Arthur Andersen LLP is attached as Exhibit 23.1 to this Current Report on
Form 8-K and is incorporated herein by reference. This Current Report on Form 8-K, including the exhibits hereto, is incorporated by reference in the prospectus and prospectus supplement relating to such public offering of our common stock.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits.

        23.1 Consent of Arthur Andersen LLP

        99.1 Consolidated Financial Statements


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           SIRIUS SATELLITE RADIO INC.



                                           By: /s/ Edward Weber, Jr.
                                              ----------------------
                                                   Edward Weber, Jr.
                                                   Vice President and Controller


Dated: February 23, 2001


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


                                  EXHIBIT INDEX


      Exhibit                   Description of Exhibit
      -------                   ----------------------
       23.1          Consent of Arthur Andersen LLP
       99.1          Consolidated Financial Statements

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